Dear Shareholder:

The six months ended April 30 were a roller-coaster in the markets. The Dow opened on November 1, 2001 at 9075 and closed on April 30, 2002 at 9946, while the Nasdaq began at 1690 and closed on April 30, 2002 at 1688. The Dow recovered from the lows it reached in the aftermath of September 11; the Nasdaq's performance was less impressive. After a volatile run-up and an equally volatile decline, especially in the technology sector, we are now in a narrow trading range, and we expect that to continue for some time. For the six-month period, the Castle Convertible Fund returned 7.61%, while the S&P was up 2.31% and the Lehman Brothers Government/Credit Bond Index was down 1.00%.

The last quarter of 2001 was a difficult one for the economy and for the country. The economy had already entered a recession in the summer, but the events of September 11 pushed the markets lower and raised serious concerns about the future. The first quarter of 2002 showed signs that the recession was coming to a swift end and that the economic downturn would be far less severe than some had feared. The recession was largely the result of a halt in business spending and the need for companies to eliminate excess inventories. Consumers, who make up two-thirds of America's $10 trillion economy, continued to spend during this period, with personal consumption expenditures growing steadily at more than 2.5%. As a result of the inventory draw-down, tax-cuts, and emergency government spending, the economy actually grew at an annual rate of 5.6% in the first quarter of 2002, while productivity showed remarkable gains of 8.46%, in part due to increased efficiency brought about by the widespread integration of information technologies.

The Federal Reserve, after a dramatic series of rate cuts in the fall of 2001 that brought the Fed Funds rate to 1.75%, adopted a neutral stance, and rates stayed unchanged in the first months of 2002. We do not expect that this will change until the end of the year, at the earliest, and even then, we expect the tightening to be modest. Government fiscal policy for 2002 and beyond will provide some economic stimulus even as rates remain low. The 10-year note has also been stuck in a low-yield range, fluctuating only marginally at around 5.00%. The bond market, much like the stock market, has been in a narrow range, reflecting continued unease on Wall Street and uncertainty about the political and economic future.

The concerns of Wall Street notwithstanding, going forward, the macro-economic outlook is positive. The overwhelming majority of economic data suggests that the economy is growing at a rate of about 3% a year. The equity markets and Wall Street in general however, have been marching to the beat of a different drummer and focusing instead on the negatives. While Wall Street mentality and economic reality may diverge for a while, corporate America has become more efficient and more productive and the overall economy is healthy; sooner rather than later, both financial markets will reflect that fact. This is a challenging period, no doubt, but many companies have become more efficient as a result. We will continue to identify such companies, and we anticipate that they will yield strong results in the months ahead.

                                       Respectfully submitted,

                                       /s/ Dan C. Chung

                                       Dan C. Chung
                                       Chief Investment Officer

June 7, 2002


CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2002


Principal     Corporate Convertible
 Amount        Bonds-31.5%                                            Value
------------------------------------------------------------------------------

              AEROSPACE & DEFENSE-.5%
$  250,000    EDO Corporation, Cv. Sub.
               Notes, 5.25%, 4/15/07(a)                            $   303,873
                                                                   -----------

              AIRLINES-.8%
   500,000    Continental Airlines, Inc., Cv.
               Sub. Notes, 4.50%, 2/1/07                               472,500
                                                                   -----------

              COMMUNICATIONS EQUIPMENT-.9%
   750,000    Juniper Networks Inc., Cv.
               Sub. Notes, 4.75%, 3/15/07                              558,750
                                                                   -----------

              COMPUTER SOFTWARE-.9%
   500,000    Computer Associates
               International Inc., Cv. Senior
               Notes, 5.00%, 3/15/07(a)                                537,500
                                                                   -----------

              COMPUTERS & PERIPHERALS-1.0%
   500,000    Agilent Technologies, Inc., Cv.
               Senior Deb., 3.00%, 12/1/21(a)                          576,250
                                                                   -----------

              ENERGY-2.5%
   750,000    Calpine Corporation, Cv. Senior
               Notes, 4.00%, 12/26/06(a)                               706,875
 1,000,000    Hanover Compressor Co., Cv.
               Senior Note, 4.75%, 3/15/08                             825,000
                                                                   -----------
                                                                     1,531,875
                                                                   -----------

              HEALTH CARE-6.0%
   500,000    Community Health Systems,
               Inc., Cv. Sub. Notes, 4.25%,
               10/15/08                                                546,250
 1,250,000    Omnicare, Inc., Cv. Sub. Deb.,
               5.00%, 12/1/07                                        1,200,625
   750,000    Province Healthcare Company,
               Cv. Sub. Notes, 4.50%,
               11/20/05                                                877,500
 1,000,000    Total Renal Holdings Inc., Cv.
               Sub. Deb., 7.00%, 5/15/09                             1,023,800
                                                                   -----------
                                                                     3,648,175
                                                                   -----------

              HEALTH CARE ADMINISTRATIVE
               SERVICES-1.3%
   500,000    AmeriSource Health Corp., Cv.
               Sub. Notes, 5.00%, 12/1/07                              813,125
                                                                   -----------

              MANUFACTURING-2.4%
 1,250,000    Quanex Corporation, Cv. Sub.
               Deb., 6.88%, 6/30/07                                  1,425,781
                                                                   -----------

              REAL ESTATE-3.1%
 1,750,000    Equity Office Properties, Ltd.
               Partnership, Sr. Exchange
               Notes, 7.25%, 11/15/08                                1,849,908
                                                                   -----------

              RESTAURANTS & LODGING-2.4%
 1,500,000    Hilton Hotels Corp., Cv. Sub.
               Notes, 5.00%, 5/15/06                                 1,470,000
                                                                   -----------

              SEMICONDUCTOR CAPITAL
               EQUIPMENT-4.1%
   500,000    ATMI, Inc., Cv. Sub. Notes,
               5.25%, 11/15/06                                         793,437
   500,000    Axcelis Technologies, Inc., Cv.
               Sub. Notes, 4.25%, 1/15/07(a)                           501,250
   500,000    LAM Research Corporation, Cv.
               Sub. Notes, 4.00%, 6/1/06                               475,000
              SEMICONDUCTOR CAPITAL
               EQUIPMENT-(Continued)
   500,000    Teradyne Inc., Cv. Senior Notes,
               3.75%, 10/15/06                                         733,125
                                                                   -----------
                                                                     2,502,812
                                                                   -----------

              SEMICONDUCTORS-5.6%
 1,000,000    Analog Devices, Inc., Cv. Sub.
               Notes, 4.75%, 10/1/05                                   957,500
 1,500,000    Conexant Systems Inc., Cv.
               Sub. Notes, 4.00%, 2/1/07                               976,800
 1,250,000    Photronics Inc., Cv. Sub. Notes,
               4.75%, 12/15/06                                       1,451,562
                                                                   -----------
                                                                     3,385,862
                                                                   -----------
              Total Corporate Convertible
               Bonds (Cost $17,871,470)                             19,076,411
                                                                   -----------


              Convertible Preferred
  Shares      Securities-21.7%                                        Value
------------------------------------------------------------------------------

              AUTOMOTIVE-1.5%
    30,000    General Motors Corp., 5.25%,
               Cv. Senior Deb. Cl. B.                                  862,500
                                                                   -----------

              BANKS-.9%
    10,000    Washington Mutual, Inc.,
               5.375%, Cv. Pfd. Income
               Equity Security                                         530,600
                                                                   -----------

              BUILDING & CONSTRUCTION-1.9%
    30,000    TXI Capital Trust I, 5.50%,
               Cv. Pfd.                                              1,149,000
                                                                   -----------

              ENERGY-4.8%
    15,000    Calpine Capital Trust III, Term
               Income Deferrable, 5.00%,
               Cv. Pfd.                                                435,000
    10,000    Hanover Compressor Capital
               Trust, 7.25%, Cv. Pfd.                                  577,500
    20,000    Unocal Capital Trust II, 6.25%,
               Cv. Pfd.                                              1,008,700
    17,000    Weatherford International (EVI)
               Inc., 5.00%, Cv. Sub. Pfd.
               Equivalent Deb.                                         890,290
                                                                   -----------
                                                                     2,911,490
                                                                   -----------

              FOODS & BEVERAGES-2.9%
    25,000    Wendy's Financing Inc., $2.50,
               Term Cv. Pfd., Series A                               1,775,000
                                                                   -----------

              INSURANCE-1.3%
    32,000    Travelers Property Casualty
               Corp., 4.50%, Jr. Cv. Sub. Pfd.                         805,120
                                                                   -----------

              RAILROADS-6.3%
    30,000    Canadian National Railway
               Company, 5.25%, Cv. Pfd.                              1,893,300
    40,000    Union Pacific Capital Trust,
               6.25%, Cv. Pfd.                                       1,935,000
                                                                   -----------
                                                                     3,828,300
                                                                   -----------

              SPECIALTY RETAIL-.8%
    12,500    United Rentals Trust I, 6.50%,
               Cv. Pfd.                                                497,625
                                                                   -----------

              UTILITIES-1.3%
    15,000    El Paso Energy Capital Trust I,
               4.75%, Cv. Pfd. C                                       768,000
                                                                   -----------

              Total Convertible Preferred
               Securities (Cost $12,000,877)                        13,127,635
                                                                   -----------


              Mandatory Convertible
  Shares       Securities-27.8%                                       Value
------------------------------------------------------------------------------

              AEROSPACE & DEFENSE-2.9%
     5,500    Northrop Grumman Corp., Equity
               Security Trust, 7.25%,
               11/16/04(b)                                             712,360
    15,000    Raytheon Company, 8.25%,
               Equity Security Units,
               5/15/04(b)                                            1,053,600
                                                                   -----------
                                                                     1,765,960
                                                                   -----------

              COMMUNICATIONS EQUIPMENT-1.6%
    20,000    Motorola Inc., 7.00%, Equity
               Security Units, 11/16/04(b)                             960,000
                                                                   -----------

              DIVERSIFIED FINANCIALS-1.4%
    18,000    Capital One Financial
               Corporation, 6.25%, Upper
               DECS 5/17/05(b)                                         858,996
                                                                   -----------

              ELECTRONIC EQUIPMENT &
               INSTRUMENTS-1.4%
    40,000    Solectron Corporation, 7.25%,
               Adjustible Conversion
               Rate Equity, 11/15/04(b)                                836,000
                                                                   -----------

              ENERGY-5.9%
    20,000    Apache Corporation, $2.015
               Depository Shares, 5/15/02(b)                         1,055,800
    12,300    Cinergy Corp., 9.50% Feline
               PRIDES 2/16/05(b)                                       716,475
    10,000    Dominion Resources Inc.,
               9.50%, Premium Income Pfd.,
               11/16/04(b)                                             622,700
    35,000    Valero Energy Corp. Trust I,
               7.75%, Premium Equity
               Participating Security Units,
               8/18/03(b)                                            1,170,750
                                                                   -----------
                                                                     3,565,725
                                                                   -----------

              ENERGY & ENERGY
               SERVICE-1.5%
    37,500    Williams Companies Inc., 9.00%,
               Income PACS 2/16/05(b)                                  872,625
                                                                   -----------

              ENERGY EQUIPMENT &
               SERVICES-1.6%
    35,000    TECO Energy Inc., 9.50%,
               Adjustable Coversion Rate
               Equity Security Units,
               1/15/05(b)                                              951,650
                                                                   -----------

              HEALTH CARE-2.4%
    17,000    Anthem, Inc., 6.00%, Equity
               Security Units, 11/15/04(b)                           1,460,470
                                                                   -----------

              INSURANCE-2.8%
     7,500    ACE Ltd., 8.25%, Income
               PRIDES, 5/16/03(b)                                  $   643,725
    10,000    MetLife Capital Trust I, 8.00%,
               5/15/03(b)                                            1,054,500
                                                                   -----------
                                                                     1,698,225
                                                                   -----------

              MEDICAL SERVICES-.9%
     5,000    Express Scripts Automatic
               Exchange Security Trust,
               7.00%, 11/15/03(b)                                      563,300
                                                                   -----------

              PAPER PACKAGING & FOREST
               PRODUCTS-2.2%
    25,000    Boise Cascade Corporation, 7.50%
               Adjustable Conversion Rate
               Equity Security Units,
               12/16/05(b)                                           1,336,250
                                                                   -----------

              UTILITIES-3.2%
    30,000    Ameren Corporation, 9.75%,
               Adjustable Conversion Rate
               Equity Units, 5/15/05(b)                                770,625
    20,000    FPL Group Inc., 8.50%, Equity
               Units, 2/16/05(b)                                     1,174,800
                                                                   -----------
                                                                     1,945,425
                                                                   -----------

              Total Mandatory Convertible
               Securities (Cost $15,342,210)                        16,814,626


  Shares      Common Stocks-9.9%                                      Value
------------------------------------------------------------------------------

              DIVERSIFIED FINANCIALS-1.7%
    30,000    J. P. Morgan Chase & Co.                               1,053,000
                                                                   -----------

              UTILITIES-8.2%
    28,000    American Electric Power
               Company, Inc.                                         1,282,400
    50,000    OGE Energy Corp.                                       1,182,500
    25,000    TXU Corp.                                              1,360,500
    43,400    Xcel Energy Inc.                                       1,103,662
                                                                   -----------
                                                                     4,929,062
                                                                   -----------

              Total Common Stocks
               (Cost $4,533,825)                                     5,982,062
                                                                   -----------


Principal     Short-Term
 Amount       Investments-8.3%                                        Value
------------------------------------------------------------------------------

$2,575,000    Federal Home Loan Banks,
               1.79%, 5/1/02                                         2,575,000
 2,450,000    Student Loan Marketing
               Association 1.79%, 5/1/02                             2,450,000
                                                                   -----------

              Total Short-Term Investments
               (Cost $5,025,000)                                     5,025,000
                                                                   -----------

Total Investments (Cost $54,773,382)(c)         99.2%               60,025,734
Other Assets in Excess of Liabilities             .8                   501,581
                                               -------------------------------
Net Assets                                     100.0%              $60,527,315
                                               ===============================

--------------------
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(c) At April 30, 2002, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $54,773,382 amounted to $5,252,352 which consisted of aggregate gross unrealized appreciation of $5,944,272 and aggregate gross unrealized depreciation of $691,920.


CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)


ASSETS:
  Investments in securities, at value (cost $54,773,382),
   see accompanying schedule of investments                                            $60,025,734
  Cash                                                                                      24,560
  Receivable for investment securities sold                                                442,604
  Dividends and interest receivable                                                        389,422
  Prepaid expenses                                                                          31,352
                                                                                       -----------
      Total Assets                                                                      60,913,672

LIABILITIES:
  Payable for investment securities purchased                            $  288,440
  Investment advisory fees payable                                           37,331
  Directors' fees payable                                                     4,088
  Accrued expenses                                                           56,498
                                                                         ----------
      Total Liabilities                                                                    386,357
                                                                                       -----------

NET ASSETS applicable to 2,236,003 outstanding shares of $0.01
 par value (10,000,000 shares authorized)                                              $60,527,315
                                                                                       ===========
NET ASSET VALUE PER SHARE                                                              $     27.07
                                                                                       ===========

STATEMENT OF OPERATIONS
For the six months ended April 30, 2002 (Unaudited)


INVESTMENT INCOME:
  Income:
    Interest                                                                           $   815,794
    Dividends                                                                              918,943
                                                                                       -----------
      Total Income                                                                       1,734,737

  Expenses:
    Investment advisory fees-Note 2(a)                                   $  220,893
    Directors' fees                                                          24,000
    Shareholder reports                                                      21,650
    Custodian and transfer agent fees                                        17,143
    Professional fees                                                        11,110
    Bookkeeping fees                                                          9,000
    Miscellaneous                                                            18,610
                                                                         ----------
      Total Expenses                                                                       322,406
                                                                                       -----------
NET INVESTMENT INCOME                                                                    1,412,331

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                          767,199
  Net change in unrealized appreciation (depreciation) on investments     2,207,890
                                                                         ----------
  Net realized and unrealized gain (loss) on investments                                 2,975,089
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $ 4,387,420
                                                                                       ===========


                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                                       Six Months Ended
                                                                        April 30, 2002        Year Ended
                                                                          (Unaudited)      October 31, 2001
                                                                       ------------------------------------

FROM INVESTMENT ACTIVITIES:
  Net investment income                                                  $ 1,412,331         $ 2,998,610
  Net realized gain (loss) on investments                                    767,199            (118,596)
  Net change in unrealized appreciation (depreciation) on investments      2,207,890          (3,921,515)
                                                                         -------------------------------
      Net increase (decrease) in net assets resulting from operations      4,387,420          (1,041,501)
                                                                         -------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                                   (1,475,762)         (2,973,884)
  Net realized gains                                                               -          (1,475,762)
                                                                         -------------------------------
      Total dividends                                                     (1,475,762)         (4,449,646)
                                                                         -------------------------------
      Net increase (decrease) in net assets                                2,911,658          (5,491,147)

NET ASSETS:
  Beginning of period                                                     57,615,657          63,106,804
                                                                         -------------------------------
  End of period (including undistributed net investment income
   of $529,311 and $592,742, respectively)                               $60,527,315         $57,615,657
                                                                         ===============================


FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period


                                                Six
                                              Months
                                               Ended                    Year Ended October 31,
                                             April 30,    ---------------------------------------------------
                                              2002(i)       2001       2000       1999       1998       1997
                                             ----------------------------------------------------------------

Net asset value, beginning of period          $ 25.77     $ 28.22    $ 26.20    $ 25.32    $ 30.08    $ 29.54
                                              ---------------------------------------------------------------
Net investment income                             .63        1.34       1.40       1.32       1.39       1.54
Net realized and unrealized gain (loss) on
 investments                                     1.33       (1.80)      2.24       1.07      (2.36)      2.08
                                              ---------------------------------------------------------------
Total from investment operations                 1.96       (0.46)      3.64       2.39      (0.97)      3.62
                                              ---------------------------------------------------------------
Dividends from net investment income            (0.66)      (1.33)     (1.32)     (1.46)     (1.49)     (1.60)
Distributions from net realized gains               -       (0.66)     (0.30)     (0.05)     (2.30)     (1.48)
                                              ---------------------------------------------------------------
      Total Distributions                       (0.66)      (1.99)     (1.62)     (1.51)     (3.79)     (3.08)
                                              ---------------------------------------------------------------
Net asset value, end of period                $ 27.07     $ 25.77    $ 28.22    $ 26.20    $ 25.32    $ 30.08
                                              ===============================================================
Market value, end of period                   $ 25.30     $ 24.25    $ 22.75    $ 21.00    $ 22.75    $ 25.75
                                              ===============================================================

Total investment return based on market
 value per share                                 7.14%      15.83%     16.51%     (1.29%)     1.66%     14.01%
                                              ===============================================================

Ratios and Supplemental Data:
  Net assets, end of period (000's omitted)   $60,527     $57,616    $63,107    $58,583    $56,627    $67,252
                                              ===============================================================
  Ratio of expenses to average net assets        1.10%       1.03%      1.06%      1.02%      1.04%      1.00%
                                              ===============================================================

  Ratio of net investment income to average
   net assets                                    4.81%       4.89%      5.05%      5.05%      5.00%      5.26%
                                              ===============================================================
  Portfolio Turnover Rate                       93.70%      53.81%     68.55%     60.65%     52.99%     57.58%
                                              ===============================================================

--------------------
(i) Unaudited. Ratios have been annualized; total investment return has not been annualized.

                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1-Summary of Significant Accounting Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation-Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Directors. Short-term investments are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income-Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

      Effective November 1, 2001, premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities. This change in accounting policy which has been applied retroactively had no material effect on the accompanying financial statements.

(c) Dividends to Shareholders-Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required. At October 31, 2001, the net capital loss carryforward of the Fund which may be used to offset future net realized gains was approximately $119,000, and expires in 2009.

(e) Other-These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2-Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees-Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the six months ended April 30, 2002, no reimbursement was required pursuant to the Contract. For the six months ended April 30, 2002, the total investment advisory fee charged to the Fund amounted to $220,893, and the Adviser received $9,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees-Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the six months ended April 30, 2002, the Fund incurred fees of approximately $7,000 for services provided by Alger Services and reimbursed Alger Services approximately $2,000 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees-Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates-At April 30, 2002, the Adviser and its affiliates owned 451,116 shares of the Fund.

NOTE 3-Securities Transactions:

      During the six months ended April 30, 2002, purchases and sales of investment securities, excluding short-term securities, aggregated $50,748,586 and $51,717,179, respectively.

NOTE 4-Components of Net Assets:

      At April 30, 2002, the Fund's net assets consisted of:


Paid-in capital                        $54,012,068
Undistributed net investment income        529,311
Undistributed net realized gain            733,584
Net unrealized appreciation              5,252,352
                                       -----------
NET ASSETS                             $60,527,315
                                       ===========

NOTE 5-Distributions to Shareholders:

      The tax character of distributions paid during the six months ended April 30, 2002 and the year ended October 31, 2001 was:


                            Six Months       Year
                              Ended          Ended
                            April 30,     October 31,
                               2002           2001
                            -------------------------

Distributions paid from:
  Ordinary Income           $1,475,762    $2,973,884
  Long-term capital gain             -     1,475,762
                            ------------------------
Total distributions paid    $1,475,762    $4,449,646
                            ========================

      As of April 30, 2002 the components of distributable earnings on a tax basis were as follows:


Undistributed ordinary income             $  521,674
Undistributed long-term gain                 741,221
Capital loss carrryforward                         -
Unrealized appreciation (depreciation)     5,252,352

      The difference between book basis and tax-basis undistributed long-term gain is attributable primarily to the tax deferral of losses on wash sales and net short-term capital gains taxed as ordinary income.


Castle Convertible Fund, Inc.

Board of Directors

Fred M. Alger, Chairman
James P. Connelly, Jr., Vice Chairman
Charles F. Baird, Jr.
Roger P. Cheever
Dan C. Chung
Lester L. Colbert, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White
---------------------------------------------------------------------------

Investment Adviser

Fred Alger Management, Inc.
111 Fifth Avenue, 2nd Floor
New York, NY 10003
---------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811
---------------------------------------------------------------------------

Results of Annual Meeting of Shareholders

The annual meeting of the shareholders of the Fund was held on December 4, 2001. The following matters were submitted to a shareholder vote and approved:
(i) the election or reelection of the following directors of the Fund: Fred
M. Alger, James P. Connelly, Jr., Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O'Neil, Nathan E. Saint-Amand, and B. Joseph White. Each of the candidates elected or reelected received at least 1,923,621 affirmative votes and no more than 53,190 votes were withheld for any candidate. There were 10,061 abstentions.
(ii) The ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 2002:
For-1,985,895; Against-11,040; Abstain-18,603
---------------------------------------------------------------------------

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.

Castle Convertible Fund, Inc.


                             Semi-Annual Report
                               April 30, 2002
                                 (Unaudited)

                                   [LOGO]